                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5269

                              THE BRAZIL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                            New York, New York 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        6/30

Date of reporting period:       12/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

The Brazil Fund, Inc.

Semiannual Report to Stockholders

December 31, 2004

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.

Investment Objective and Policies

long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment Characteristics

closed-end investment company investing in a broad spectrum of Brazilian industries a vehicle for international diversification through participation in the Brazilian economy

General Information

Executive Offices

The Brazil Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.TheBrazilFund.com

or visit our Direct Link:

www.CEF.Scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton LLP

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — BZF

Contents

Click Here Portfolio Management Review

Click Here Other Information

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Investment Manager

Click Here Privacy Statement

Investments in funds involve risks. The fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Portfolio Managers Paul Rogers and Tara Kenney discuss the market environment, fund performance and their strategy in managing The Brazil Fund, Inc. during the six-month period ended December 31, 2004.

Q:  How did Brazil's stock market perform during the past six months?

A:  Brazil's stock market produced returns well ahead of the broader world markets during the second half of the year. We believe Brazil's outperformance helped underscore the positive changes that are taking place in its economy. Economic growth is gaining momentum, which has been reflected in consistent upward revisions to analysts' growth estimates for both 2004 and 2005. Brazil's economy has been boosted by the country's role as a supplier of raw materials and — increasingly — food to China. But perhaps more important, growth is now spreading into the consumer sector, where confidence is at an all-time high. We believe this helps illustrate the fact that the country is building the framework for sustainable growth. The strength of the economy, in turn, has led to a significant improvement in the country's fiscal position. A better trade balance means borrowing requirements are down, and lower interest rates have led to reduced interest payments on that debt. In addition, the stronger currency has contributed to a decrease in the government's debt-to-GDP (Gross Domestic Product) ratio.

On the political front, President Luis Inacio da Silva ("Lula") has experienced increased popularity as a result of the continued improvement in the country's economy. The political landscape also has been helped by the strong showing of the ruling Partido do Trabalhadores (PT) party in the October municipal elections. Both of these developments likely represent long-term positives, since a stronger PT party should help the Lula administration continue to advance needed structural reforms. A number of important reforms are likely to be addressed in 2005, including those associated with labor, taxes, social security and the proposed independence of the Central Bank. While the process of reform still has a long way to go, we believe the country is clearly moving in the right direction.

Turning to external factors, Brazil's stock market was also helped as continued global growth and ample liquidity prompted investors to look for opportunities in the emerging markets. Given the country's strong — and improving — fundamentals, its market benefited from a reduction in investors' perception of the risk associated with investing in Brazil. This was reflected in a 9% appreciation in the currency (the real) as well as a decline in sovereign debt spreads during 2004. For the six-month period, the Bovespa Stock Index gained 44.57% in US dollar terms.1 The index gained 28.76% for the full calendar year, but appreciated 72.40% from its May low through the end of December.

1 Bovespa Stock Index ($) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q:  How did the fund perform in this environment?

A:  The fund's net asset value (NAV) total return was 47.96% for the six-month reporting period, while its market value price — quoted on the NYSE — returned 64.90% to close at $34.37 per share. Performance of the exchange-traded shares was helped by the announcement, on December 15, that the fund's Board of Directors had approved a series of measures designed to enhance shareholder value. Please see page 9 for the information associated with this announcement. (Past performance is no guarantee of future results.)

Q:  What factors helped and hurt fund performance?

A:  The fund was well-positioned to prosper in the market environment of the past six months. First, it was overweight in the basic materials sector, which was the direct beneficiary of the strength in commodities prices. Top individual performers in this area were Companhia Vale do Rio Doce (CVRD), Caemi Mineracao e Metalurgica SA and Braskem SA. Second, an overweight in the financial sector proved beneficial, as banks were helped by both favorable interest rate spreads and the rapid growth in consumer credit. In fact, many banks have reported impressive loan growth of 20 to 25% (year-over-year). Leading gainers within financials were Banco Itau Holding Financeira SA and Banco Bradesco SA. Many smaller capitalization stocks also did extremely well for the period.

Performance was also helped by the fund's under- weight positions in both wireless and fixed-line telecommunications. Telecommunications were pressured by a difficult competitive framework, slow growth and stiff competition from new entrants to the sector. Stock selection in utilities helped as overall utilities underperformed due to both an oversupply of electrical power and an uncertain regulatory environment. However, the fund's overweight position in Companhia Energetica de Miras Gerais SA (Cemig) was beneficial to performance.

We are pleased to report that there were no significant detractors to performance on a sector basis. Among individual companies, the fund's worst performers were Empresa Brasileira de Aeronautica SA (Embraer), Telesp Celular Participaçõoes SA and Tele Centro Oeste Celular Participaçõoes SA.

Q:  What changes did you make to the portfolio's positioning during the semiannual period?

A:  The most notable shift is that we have been reducing the fund's weighting in the basic materials sector, as many stocks in the group are becoming expensive due to strong price appreciation. We have redeployed the majority of the proceeds into the consumer sector, where we believe investment opportunities are now more plentiful at this stage of the economic cycle. Notably, many of these consumer plays are small-cap stocks. The positive backdrop for the economy and the stock market helped spark a flood of initial public offerings (IPOs) in Brazil during 2004. We took advantage of this trend by participating in IPOs and by making purchases of new companies in the secondary market. Small-cap stocks that we added to the portfolio during the past six months include:

All America Latina Logistica	railroad logistics
Companhia de Concessoes Rodoviarias	toll road operator
Diagnosticos da America	medical labs
Gol-LinhasAereasInteligentes SA	discount airline
Grendene SA	shoe manufacturing
Natura Cosmeticos SA	cosmetics/fragrances/toiletries
Porto Seguro SA	insurance

We believe the increased number of IPOs is a positive sign for the market. In the short term, it underscores the strong demand for Brazilian equities. Longer term, the investment universe in Brazil continues to expand, providing greater opportunities to invest in smaller companies than in the past. Virtually all of these new listings took place with stronger minority shareholder protection and included listing on the Novo Mercado, which we view very positively.2 The fund now holds almost 30% of its assets in companies with market capitalizations of less than $3 billion, compared with a weighting of 16% for the MSCI Brazil Index.3 The fund's average market cap stood at approximately $10 billion at year-end, compared with $16 billion for the MSCI Brazil Index.

2 The Novo Mercado is a listing segment designed for the trading of shares issued by companies that voluntarily undertake to abide by corporate governance practices and disclosure requirements in additional to those already requested by the Brazilian legislation.

3 The Morgan Stanley Capital International (MSCI) Brazil Index is an unmanaged, capitalization-weighted measure of Brazil's stock market. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly into an index.

Q:  Do you believe the positive changes taking place in Brazil are now reflected in stock prices?

A:  Two years ago, in the fund's December semiannual shareholder report, we stated our belief that valuations in Brazil were "compelling." Now, given the rally in the country's stock market in 2003 and 2004, our view is that the market as a whole is closer to its fair value. Additionally, it is unlikely that Brazil's sovereign bond and currency markets will provide similar positive performance in 2005 as we witnessed this past year. Having said this, we remain optimistic for the long term due to what we believe is the positive fundamental outlook for Brazil. While risks remain, particularly of a global nature, we believe the recent developments with respect to the fiscal situation, economic growth and the consumer sector can continue, and in the process provide a positive foundation for the Brazilian economy and stock market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Changes in Officers

On October 6, 2004, the Board of Directors elected Paul H. Schubert as Chief Financial Officer of the fund, replacing Charles A. Rizzo who remains as Treasurer of the fund. The Board of Directors also changed the titles of Bruce A. Rosenblum and John Millette, electing Bruce A. Rosenblum as Vice President and Secretary of the fund and John Millette as Assistant Secretary of the fund.

Changes in Directors' Retirement Dates

The fund expects that William H. Luers would continue as a Director until his term expires at the fund's 2005 annual meting, and that Robert J. Callander, because of his responsibilities as Chairman of the Board, will continue as a Director indefinitely. The fund had indicated previously that both Directors were expected to retire in April 2005.

Repurchase Offers and Fee Reduction

On December 15, 2004, the fund's Board of Directors approved a series of measures designed to enhance shareholder value and to maintain the fund's viability:

an offer to repurchase 50% of the fund's outstanding shares in exchange for portfolio securities of the fund;

a program for future repurchase offers; and

a reduction in the fee paid to the fund's manager, Deutsche Investment Management Americas Inc.

The initial offer would be to repurchase 50% of the fund's outstanding shares at a price of 98% of net asset value on the day after the expiration of the offer. Shareholders exchanging their shares in the offer would receive a pro rata share of the fund's portfolio. Shareholders may sell their share of portfolio securities and receive the cash proceeds.

Launching of the offer would be conditioned on receipt of a ruling from the Internal Revenue Service that the fund would not recognize capital gain as a result of distributing appreciated property to participating shareholders. The offer would also conditioned on approvals by the SEC and by regulators in Brazil.

The board also approved making semi-annual offers, each to repurchase 10% of the fund's shares then outstanding, at a price of 98% of net asset value on the day after expiration of the offer, in the three calendar years following completion of the initial offer. As with the initial offer, participating holders would be paid in kind, by receiving a pro rata share of the fund's portfolio. Each of these subsequent offers would be made, subject to regulatory approvals, fiduciary and other applicable requirements, if the fund's shares traded on the New York Stock Exchange at an average weekly discount from net asset value greater than 5% during a 13-week measuring period ending the last day of the preceding half-year.

The board also announced a reduction, effective December 1, 2004, in the fees payable to the fund's manager. Previously, the annual management fee had ranged from 1.20% on the first $250 million of net assets to 0.90% of net assets over $500 million. Under the amended advisory agreement, the management fee ranges from 0.60% on the first $250 million of net assets to 0.50% of net assets in excess of $1 billion.

There can be no assurance that the approvals needed for the repurchase offers will be obtained, or that any action proposed or adopted by the board will reduce or eliminate the discount from net asset value at which the fund's shares trade. The fund's announcement is not an offer to purchase or the solicitation of an offer to sell shares of the fund. The repurchase offers referred to in the fund's announcement will be made only by the offer to purchase and related letter of transmittal. Stockholders should review these documents carefully when they are available, because they will contain important information. These documents will be available to investors for free at the Web site of the Securities and Exchange Commission (www.sec.gov), as well as on the fund's Web site at www.CEF.scudder.com. An offer to purchase will not be made to, nor will tenders pursuant to the offer to purchase be accepted from or on behalf of, holders of shares in any jurisdiction in which making or accepting the offer to purchase would violate the jurisdiction's laws.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 29. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of The Brazil Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the six months ended December 31, 2004, no fund shares were repurchased by the fund pursuant to the share repurchase plan as described above.

Net Asset Value

The fund's NAV is available daily on our Web site at www.TheBrazilFund.com or visit our Direct Link www.CEF.Scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is also published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Investment Summary as of December 31, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.CEF.Scudder.com for the Fund's most recent performance.

Historical Information
	Total Return (%)
	Market Value		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	34.05	—	22.65	—	21.50	—
One Year	48.10	48.10	37.69	37.69	28.76	28.76
Three Year	147.01	35.18	114.20	28.91	68.24	18.92
Five Year	121.27	17.21	83.14	12.86	3.85	.76
Ten Year	134.61	8.90	165.83	10.27	92.11	6.74
Per Share Information and Returns[a]
	Yearly periods ended December 31

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Net Asset Value ($)	20.73	25.75	26.42	14.92	23.86	21.91	18.49	13.46	27.49	36.69
Income Dividends ($)	.30	.55	.51	.75	.45	.42	.53	.27	.63	.78
Capital Gains and Other Distributions ($)	1.05	.32	2.75	2.27	—	.50	.19	—	—	.26
Total Return (%)	-23.31 [c]	28.89[c]	19.75	-25.42	64.43	-3.47	-11.43	-25.72	109.45	37.69

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

b Bovespa Stock Index ($) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

c Total returns would have been lower had certain expenses not been reduced.

Portfolio Summary as of December 31, 2004

Asset Allocation	12/31/04	6/30/04

Equity Securities	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	12/31/04	6/30/04

Materials	29%	29%
Consumer Staples	18%	17%
Financials	16%	15%
Industrials	12%	13%
Energy	11%	11%
Telecommunication Services	7%	8%
Utilities	6%	6%
Consumer Discretionary	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings (65.8% of Net Assets)
1. Banco Itaú Holding Financeira SA Provider of banking services	11.7%
2. Petrúleo Brasileiro SA Producer and distributor of petroleum	10.9%
3. Companhia Vale do Rio Doce Produces and sells iron	8.6%
4. Companhia de Bebidas das Americas Produces beer, soft drinks, teas, mineral water, fruit juices and sports drinks	6.9%
5. Weg SA Manufactures and distributes individual machinery	6.7%
6. Companhia Siderurgica Nacional SA Manufactures iron and steel	4.8%
7. Gerdau SA Produces and manufactures steel	4.4%
8. Banco Bradesco SA Provider of commercial banking services	4.0%
9. Votorantim Celulose e Papel SA Produces and exports wood-free printing, writing and specialty papers	3.9%
10. Souza Cruz SA Produces and sells cigarettes and other tobacco products	3.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the General Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004 (Unaudited)

	Shares	Value ($)

Equity Securities 99.7%
Consumer Discretionary 1.0%
Textiles, Apparel & Luxury Goods
Grendene SA*	150,000	1,778,991
Sao Pau Alpargatas SA (Preferred)	32,579,600	4,415,910
		6,194,901
Consumer Staples 17.5%
Beverages 6.9%
Companhia de Bebidas das Americas (Preferred)	148,207,965	41,292,882
Food & Staples Retailing 2.3%
Companhia Brasileira de Distribuição Grupo Pão de Açucar (Preferred)	540,916,400	13,991,324
Food Products 3.9%
Sadia SA (Preferred)	10,198,045	22,960,960
Personal Products 0.5%
Natura Cosmeticos SA	98,000	2,859,563
Tobacco 3.9%
Souza Cruz SA (Voting)	1,735,943	23,280,982
Energy 10.9%
Oil & Gas
Petróleo Brasileiro SA (Preferred)	1,773,458	64,868,767
Financials 16.0%
Banks 15.6%
Banco Bradesco SA (Preferred Rights)	35,680	194,789
Banco Bradesco SA (Preferred)	967,329	23,607,781
Banco Itaú Holding Financeira SA (Preferred)	462,349	69,456,796
		93,259,366
Insurance 0.4%
Porto Seguro SA*	300,000	2,315,512
Health Care 0.2%
Health Care Equipment & Supplies
Diagnosticos da Amercia*	125,000	1,124,812
Industrials 11.6%
Aerospace & Defense 2.1%
Empresa Brasileira de Aeronautica SA (Preferred)	1,498,932	12,528,724
Airlines 0.8%
Gol-Linhas Aéreas Inteligentes SA (Preferred)*	277,184	4,409,271
Electrical Equipment 6.7%
Weg SA (Preferred)	14,926,600	40,126,477
Road & Rail 0.8%
All América Latina Logistica (Preferred)*	166,800	4,961,295
Transportation Infrastructure 1.2%
Companhia de Concessões Rodoviarias	324,000	7,087,500
Materials 29.0%
Chemicals 0.4%
Braskem SA "A" (Preferred)*	51,500,000	2,598,268
Metals & Mining 21.0%
Caemi Mineracao e Metalurgica SA (Voting)*	14,490,500	12,439,134
Companhia Siderurgica Nacional SA (Voting)	1,507,100	28,819,883
Companhia Vale do Rio Doce "A" (Preferred)**	2,118,912	51,177,788
Gerdau SA (Preferred)	1,459,360	26,099,247
Usinas Siderurgicas de Minas Gerais SA "A" (Preferred)	325,600	6,613,750
		125,149,802
Paper & Forest Products 7.6%
Aracruz Celulos SA "B" (Preferred)	5,109,599	19,468,803
Klabin SA (Preferred)	1,075,000	2,185,617
Votorantim Celulose e Papel SA (Preferred)	1,434,500	23,386,239
		45,040,659
Telecommunication Services 7.0%
Diversified Telecommunication Services 3.2%
Brasil Telecom Participações SA (Preferred)	1,184,456,600	8,963,696
Brasil Telecom SA (Preferred)	882,078,868	4,549,880
Telemar Norte Leste SA "A" (Preferred)	219,434	5,580,861
		19,094,437
Wireless Telecommunication Services 3.8%
Tele Centro Oeste Celular Participações SA (Preferred)*	1,055,043,926	3,467,822
Tele Norte Leste Participações SA	49	859
Tele Norte Leste Participações SA (Preferred)	848,205	14,179,331
Telesp Celular Participações SA*	461,685,780	1,208,101
Telesp Celular Participações SA (Preferred)*	1,317,000,000	3,565,222
		22,421,335
Utilities 6.5%
Electric Utilities 4.9%
Centrais Elétricas Brasileiras SA "B" (Preferred)	380,000,000	5,608,434
Companhia Energética de Minas Gerais SA (Preferred)	842,171,369	20,578,660
Companhia Paranaense de Energia-Copel "B" (Preferred)	645,166,700	2,817,746
		29,004,840
Multi-Utilities & Unregulated Power 0.6%
Ultrapar Participações SA (Preferred)	173,748,000	3,336,276
Water Utilities 1.0%
Companhia Saneamento Basico do Sao Paulo SA (Voting)	106,400,000	6,307,486
Total Equity Securities (Cost $183,684,750)		594,215,439

Cash Equivalents 2.2%
Scudder Cash Management QP Trust 2.24% (b) (Cost $12,809,585)	12,809,585	12,809,585
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $196,494,335) (a)	101.9	607,025,024
Other Assets and Liabilities, Net	(1.9)	(11,076,826)
Net Assets	100.0	595,948,198

* Non-income producing security.

** These shares have limited voting rights.

(a) The cost for federal income tax purposes was $197,225,240. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $409,799,784. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $421,402,788 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,603,004.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $183,684,750)	$ 594,215,439
Investments in Scudder Cash Management QP Trust, at value (cost $12,809,585)	12,809,585
Total investments in securities, at value (cost $196,494,335)	607,025,024
Brazilian real, at value (cost $1,503,161)	1,522,840
Dividends receivable	5,012,825
Interest receivable	16,579
Other assets	30,373
Total assets	613,607,641
Liabilities
Distributions payable	16,890,939
Accrued management fee	260,803
Other accrued expenses and payables	507,701
Total liabilities	17,659,443
Net assets, at value	$ 595,948,198
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(851,136)
Net unrealized appreciation (depreciation) on: Investments	410,530,689
Brazilian real related transactions	292,982
Accumulated net realized gain (loss)	364,068
Cost of 195,700 shares held in treasury	(3,033,037)
Paid-in capital	188,644,632
Net assets, at value	$ 595,948,198
Net Asset Value per share ($595,948,198 ÷ 16,241,288 shares of common stock issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 36.69

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,151,664)	$ 9,217,546
Interest	47
Interest — Scudder Cash Management QP Trust	89,415
Total Income	9,307,008
Expenses: Management fee	2,455,688
Administrator's fee	25,000
Services to shareholders	22,957
Custodian and accounting fees	628,882
Auditing	53,147
Legal	382,170
Directors' fees and expenses	81,598
Reports to shareholders	52,691
NYSE listing fee	12,000
Other	73,132
Total expenses, before expense reductions	3,787,265
Expense reductions	(2,637)
Total expenses, after expense reductions	3,784,628
Net investment income (loss)	5,522,380
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,305,046
Brazilian real related transactions (net of CPMF tax of $78,295)	806,942
7,111,988
Net unrealized appreciation (depreciation) during the period on: Investments	184,414,783
Brazilian real related transactions	348,782
184,763,565
Net gain (loss) on investment transactions	191,875,553
Net increase (decrease) in net assets resulting from operations	$ 197,397,933

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2004 (Unaudited)	Year Ended June 30, 2004
Operations: Net investment income (loss)	$ 5,522,380	$ 11,980,165
Net realized gain (loss) on investment transactions	7,111,988	3,229,189
Net unrealized appreciation (depreciation) during the period on investment transactions	184,763,565	119,608,900
Net increase (decrease) in net assets resulting from operations	197,397,933	134,818,254
Distributions to shareholders from: Net investment income	(12,668,204)	(10,232,011)
From net realized gains	(4,222,735)	—
Fund share transactions: Cost of shares repurchased	—	(1,696,069)
Net increase (decrease) in net assets from Fund share transactions	—	(1,696,069)
Increase (decrease) in net assets	180,506,994	122,890,174
Net assets at beginning of period	415,441,204	292,551,030
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of ($851,136) and $6,294,688, respectively)	$ 595,948,198	$ 415,441,204
Other Information
Shares outstanding at beginning of period	16,241,288	16,337,688
Shares repurchased	—	(96,400)
Shares outstanding at end of period	16,241,288	16,241,288

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2004[a]	2004	2003	2002	2001	2000
Per Share Operating Performance
Net asset value, beginning of period	$ 25.58	$ 17.91	$ 15.43	$ 19.63	$ 24.01	$ 17.03
Income (loss) from investment operations:
Net investment income (loss)[b]	.34	.74	.50	.54	.67	.48
Net realized and unrealized gain (loss) on investment transactions	11.81	7.54	2.23	(4.02)	(4.13)	6.80
Total from investment operations	12.15	8.28	2.73	(3.48)	(3.46)	7.28
Less distributions from: Net investment income	(.78)	(.63)	(.27)	(.53)	(.42)	(.30)
Net realized gains on investment transactions	(.26)	—	—	(.19)	(.50)	—
Total distributions	(1.04)	(.63)	(.27)	(.72)	(.92)	(.30)
NAV accretion resulting from repurchase of shares at value	—	.02	.02	—	—	—
Net asset value, end of period	$ 36.69	$ 25.58	$ 17.91	$ 15.43	$ 19.63	$ 24.01
Market value, end of period	$ 34.37	$ 21.51	$ 14.95	$ 12.75	$ 15.15	$ 17.13
Total Return
Per share net asset value (%)[c]	47.96**	46.56	18.37	(17.54)	(14.01)	43.28
Per share market value (%)[c]	64.90**	47.50	19.64	(11.67)	(7.00)	17.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	596	415	293	254	323	395
Ratio of expenses (%)	1.51*	1.56	1.65	1.52	1.44	1.49
Ratio of net investment income (loss) (%)	2.20*	3.05	3.60	3.04	3.03	2.42
Portfolio turnover rate (%)	4*	4	5	3	8	14

a For the six months ended December 31, 2004 (Unaudited).

b Based on average shares outstanding during the period.

c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value Brazilian equity securities in order to adjust for events which may occur between the close of the Brazilian exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At December 31, 2004, the exchange rate for the Brazilian Real was US $0.3765 to 1 Real.

Federal IncomeTaxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,723,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2011, the expiration date, whichever occurs first.

Presently, the Fund is subject to a nonrecoverable withholding tax of 15% on certain dividends earned by the Fund from Brazilian issuers.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $14,617,367 and $10,258,015, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement through November 30, 2004 was equal to an annual rate of 1.20% of the first $150,000,000 of the Fund's average weekly net assets, 1.05% of the next $150,000,000 of such net assets, 1.00% of the next $200,000,000 of such net assets and 0.90% of such net assets in excess of $500,000,000. Effective December 1, 2004, the Management Agreement was amended. Under the amended Management Agreement, the management fee is equal to 0.60% of the first $250,000,000 of the Fund's average weekly net assets, 0.575% of the next $250,000,000 of such net assets, 0.55% of the next $250,000,000 of such net assets, 0.525% of the next $250,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000. Accordingly, for the six months ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.98% of the Fund's average weekly net assets.

The Fund and the Manager have an Administration Agreement with BankBoston Banco Multiplo S.A. ("BankBoston Banco"), pursuant to which BankBoston Banco acts as the Fund's Brazilian Administrator. The Fund has agreed to pay BankBoston Banco, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out-of-pocket expenses. For the six months ended December 31, 2004, the Administrator's fee amounted to $25,000, of which $12,500 is unpaid.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Manager, which performed certain insurance brokerage services for the broker. The Manager has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Manager attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $63 and $109, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2004, the amount charged to the Fund by SISC aggregated $8,100, of which $4,050 is unpaid.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the six months ended December 31, 2004, the amount charged to the Fund by SSC aggregated $7,500, of which $3,750 is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended December 31, 2004, the amount charged to the Fund by SFAC aggregated $125,670, of which $101,661 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Brazil

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for US federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by shareholders of at least two-thirds of the Fund's outstanding shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable US tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Ownership of the Fund

At December 31, 2004, Harvard Management held approximately 22% of the outstanding shares of the Fund.

F. Expense Reductions

For the six months ended December 31, 2004, the Manager agreed to reimburse the Fund $2,637, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

G. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5.0 percent of its net assets under the agreement.

H. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share. The Fund did not repurchase shares during the six months ended December 31, 2004. During the year ended June 30, 2004, the Fund purchased 96,400 shares of common stock on the open market at a total cost of $1,696,069. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchases, was 15.7%. These shares are held in treasury.

I. Tender Offer Shares Program

On December 15, 2004, the Fund's Directors approved an offer to repurchase 50% of the Fund's outstanding shares in exchange for portfolio securities of the Fund and a program for future repurchase offers.

The initial offer would be to repurchase 50% of the Fund's outstanding shares at a price of 98% of net asset value on the day after the expiration of the offer. Shareholders exchanging their shares in the offer would receive a pro rata share of the Fund's portfolio. Shareholders may sell their share of portfolio securities and receive the cash proceeds.

Launching of the offer would be conditioned on receipt of a ruling from the Internal Revenue Service that the Fund would not recognize capital gain as a result of distributing appreciated property to participating shareholders. The offer would also conditioned on approvals by the SEC and by regulators in Brazil.

The Directors also approved making semi-annual offers, each to repurchase 10% of the Fund's shares then outstanding, at a price of 98% of net asset value on the day after expiration of the offer, in the three calendar years following completion of the initial offer. As with the initial offer, participating holders would be paid in kind, by receiving a pro rata share of the Fund's portfolio. Each of these subsequent offers would be made, subject to regulatory approvals, fiduciary and other applicable requirements, if the Fund's shares traded on the New York Stock Exchange at an average weekly discount from net asset value greater than 5% during a 13-week measuring period ending the last day of the preceding half-year.

There can be no assurance that the approvals needed for the repurchase offers will be obtained, or that any action proposed or adopted by the Directors will reduce or eliminate the discount from net asset value at which the Fund's shares trade.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM is part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities:  Scudder New Asia Fund, Inc., Scudder Global Commodities Stock Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds, including The Brazil Fund, Inc. and The Korea Fund, Inc.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

--------------------------------------------------------------------------------
                                       (a)                  (b)
                                       Total Number of      Average Price Paid
Period                                 Shares Purchased     per Share

--------------------------------------------------------------------------------

July 1 through July 31, 2004                  n/a                  n/a
August 1 through August 31, 2004              n/a                  n/a
September 1 through September 30, 2004        n/a                  n/a
October 1 through October 31, 2004            n/a                  n/a
November 1 through November 30, 2004          n/a                  n/a
December 1 through December 31, 2004          n/a                  n/a

--------------------------------------------------------------------------------
Total                                         n/a                  n/a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Total Number          Maximum Number of
                                        of Shares             Shares that
                                        Purchased as          May Yet Be
Period                                  Part of Publicly      Purchased
                                        Announced             Under the
                                        Plans or Programs     Plans or Programs
--------------------------------------------------------------------------------

July 1 through July 31, 2004                    n/a               n/a
August 1 through August 31, 2004                n/a               n/a
September 1 through September 30, 2004          n/a               n/a
October 1 through October 31, 2004              n/a               n/a
November 1 through November 30, 2004            n/a               n/a
December 1 through December 31, 2004            n/a               n/a

--------------------------------------------------------------------------------
Total                                           n/a               n/a
--------------------------------------------------------------------------------

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund at 345 Park
Avenue New York, NY 10154

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Brazil Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The Brazil Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005